MUNIYIELD
                                                               NEW JERSEY
                                                               FUND, INC.

                          STRATEGIC
                                   Performance

                               [GRAPHIC OMITTED]

                                                               Annual Report
                                                               November 30, 1997

MuniYield New Jersey Fund, Inc.

TO OUR SHAREHOLDERS

For the year ended November 30, 1997, the Common Stock of MuniYield New Jersey Fund, Inc. earned $0.906 per share income dividends, which included earned and unpaid dividends of $0.073. This represented a net annualized yield of 5.84%, based on a month-end per share net asset value of $15.51. Over the same period, total investment return on the Fund's Common Stock was +6.52%, based on a change in per share net asset value from $15.46 to $15.51, and assuming reinvestment of $0.907 per share income dividends.

For the six-month period ended November 30, 1997, total investment return on the Fund's Common Stock was +5.17%, based on a change in per share net asset value from $15.19 to $15.51, and assuming reinvestment of $0.454 per share income dividends.

For the six months ended November 30, 1997, the average yield on the Fund's Auction Market Preferred Stock was 3.41%.

The Municipal Market Environment

During the six months ended November 30, 1997, long-term tax-exempt bond yields, as measured by the Bond Buyer Revenue Bond Index, generally declined. On a weekly basis, bond yields were buffeted by alternating strong and weak indicators. The general financial environment has remained one of solid economic growth with few or no inflationary pressures. However, economic growth remained strong enough to suggest that the Federal Reserve Board (FRB) might soon be obligated to raise short-term interest rates. Such action would be intended to slow economic growth and ensure that any incipient inflationary pressures would be curtailed. Over the last six months, long-term municipal bond yields have fallen approximately 35 basis points (0.35%) to 5.55%.

Similarly, long-term US Treasury bond yields generally drifted lower during most of the six-month period ended November 30, 1997. However, the turmoil in the world's equity markets during the last week in October has resulted in a significant rally in the Treasury bond market. The US Treasury bond market was the beneficiary of a flight to quality mainly by foreign investors whose own domestic markets have continued to be very volatile. Prior to the initial decline in Asian equity markets, yields on long-term US Treasury securities had declines similar to those experienced in the tax-exempt market. By the end of November, US Treasury bond yields declined over 85 basis points to 6.05%, their lowest level of 1997.

The tax-exempt bond market's continued underperformance as compared to its taxable counterpart has been largely in response to its ongoing weakening technical position. As municipal bond yields have declined, municipalities have rushed to refinance outstanding higher-couponed debt with new issues financed at present low rates. During the last six months, over $120 billion in new long-term tax-exempt issues were underwritten, an increase of nearly 30% versus the comparable period a year ago. As interest rates have continued to decline, these refinancings have sustained municipal bond issuance. During the past three months, approximately $60 billion in new long-term municipal securities were underwritten, an increase of over 25% as compared to the November 30, 1996 quarter.

The recent trend toward larger and larger bond issues has also continued. However, issues of such magnitude usually must be attractively priced to ensure adequate investor interest. Obviously, the yields of other municipal bond issues are impacted by the yield premiums such large issuers have been required to pay. Much of the municipal bond market's recent underperformance can be traced to market pressures that these large issues have exerted.

In our opinion, the recent correction in world equity markets has enhanced the near-term prospects for continued low, if not declining, interest rates in the United States. It is likely that the recent correction will result in slower US domestic growth in the coming months. This decline should be generated in part by reduced US export growth. Additionally, some decline in consumer spending can also be expected in response to reduced consumer confidence. Perhaps

MuniYield New Jersey Fund, Inc.                                November 30, 1997

more importantly, it is likely that barring a dramatic and unexpected resurgence in domestic growth, the FRB may be unwilling to raise interest rates until the full impact of the equity market's corrections can be established.

All of these factors suggest that for at least the near term, interest rates, including tax-exempt bond yields, are unlikely to rise by any appreciable amount. It is probable that municipal bond yields will remain under some pressure as a result of continued strong new-issue supply. However, the recent pace of municipal bond issuance is likely to be unsustainable. Continued increases in bond issuance will require lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond refinancing. Additionally, municipal bond investors are expected to receive approximately $23 billion in January coupon payments, bond maturities and proceeds from early redemptions. Such assets should serve to intensify investor demand in the near future. With tax-exempt bond yields at already attractive yield ratios relative to US Treasury bonds (approximately 90% at the end of November), any further pressure on the municipal market may represent an attractive investment opportunity.

Portfolio Strategy

The Fund closes its fiscal year ended November 30, 1997 exhibiting the same attributes that it had since its inception. The Fund is characterized by a stable and competitive dividend stream and a large core position in high-quality, income-oriented securities. More than 84% of the Fund's net assets are invested in securities rated in the top three rating categories by either Moody's Investors Service, Inc. or Standard & Poor's Corp., reflecting our conservative approach to managing credit risk. In terms of portfolio activity, our efforts have been divided between improving average call protection and employing a range-bound approach to interest rate fluctuations that entails reducing market exposure during periods of strength and utilizing bouts of weakness as an opportunity to lock in attractive yields.

During the past year, new-issue volume in New Jersey totaled $8.05 billion, representing a sharp jump from the $5.81 billion issued in the prior year. Included in this total is the $2.75 billion Federally taxable transaction issued to extinguish the state pension systems' unfunded obligations. Exclusive of this issue, tax-exempt volume for the year more closely approximates that seen in the prior year.

The New Jersey economy continues to exhibit signs of strength in line with the growth evident at the national level. The unemployment rate as of October 31, 1997 stood at 5.2%, sharply lower than the 6.2% rate seen at the same time last year. Median family and household income totals continue to exceed the national average by a significant margin. In June, Governor Christine Whitman signed a $16.8 billion state budget for the fiscal year starting July 1, 1997, an increase of 5% over the previous year's budget.

In our May report to shareholders, we cited concern over FRB policy as justification for a more circumspect investment outlook. Since then, the bond market has been buffeted by shifting perceptions over the sustainability of economic growth and the resurgence of inflation. While the economy has consistently exhibited surprising strength and durability at this late stage of the expansion, most measures of inflation continue to demonstrate an economy operating without any significant capacity constraints. These circumstances present a favorable backdrop for bonds and, as a result, we have remained fully invested. Recently, evidence of continued solid economic growth accompanied by increasingly tight labor markets suggests that there is a need for a more restrictive monetary policy. Under normal circumstances, these developments would cause our investment outlook to grow more cautious resulting in the implementation of a strategy designed to preserve the gains achieved thus far. However, the recent volatility in world equity markets has resulted in a flight to quality causing long-term interest rates to decline to their lows of the year. As a consequence, the risk of a further tightening in monetary policy has receded. Until such time as the full impact of the world equity markets' correction can be determined, the adoption of a more neutral posture seems appropriate. In the meantime, our efforts will continue to be directed toward managing the portfolio's call risk in the context of securing and maintaining an attractive dividend.

MuniYield New Jersey Fund, Inc.                                November 30, 1997

In Conclusion

We appreciate your ongoing interest in MuniYield New Jersey Fund, Inc., and we look forward to serving your investment needs in the months and years to come.

Sincerely,


/s/ Arthur Zeikel

Arthur Zeikel
President


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Theodore R. Jaeckel Jr.

Theodore R. Jaeckel Jr.
Vice President and Portfolio Manager

January 2, 1998

PROXY RESULTS

During the six-month period ended November 30, 1997, MuniYield New Jersey Fund, Inc. Common Stock shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on September 18, 1997. The description of each proposal and number of shares voted are as follows:

------------------------------------------------------------------------------------------------
                                                                Shares Voted    Shares Withheld
                                                                     For          From Voting
------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors:  James H. Bodurtha     8,538,870         137,687
                                            Herbert I. London     8,537,953         138,604
                                            Robert R. Martin      8,534,657         141,900
                                            Arthur Zeikel         8,527,991         148,566

--------------------------------------------------------------------------------------------------------
                                                               Shares Voted   Shares Voted  Shares Voted
                                                                    For          Against       Abstain
--------------------------------------------------------------------------------------------------------
2. To ratify the selection of Deloitte & Touche LLP as the
   Fund's independent auditors.                                  8,506,683       59,964        109,910
--------------------------------------------------------------------------------------------------------

During the six-month period ended November 30, 1997, MuniYield New Jersey Fund, Inc. Preferred Stock shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on September 18, 1997. The description of each proposal and number of shares voted are as follows:

------------------------------------------------------------------------------------------------
                                                                 Shares Voted   Shares Withheld
                                                                      For         From Voting
------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors:  James H. Bodurtha        2,391             1
                                            Herbert I. London        2,391             1
                                            Robert R. Martin         2,391             1
                                            Joseph L. May            2,391             1
                                            Andre F. Perold          2,391             1
                                            Arthur Zeikel            2,391             1

---------------------------------------------------------------------------------------------------------
                                                              Shares Voted   Shares Voted   Shares Voted
                                                                   For          Against        Abstain
---------------------------------------------------------------------------------------------------------
2. To ratify the selection of Deloitte & Touche LLP as the
   Fund's independent auditors.                                   2,391            0              1
---------------------------------------------------------------------------------------------------------

MuniYield New Jersey Fund, Inc.                                November 30, 1997

THE BENEFITS AND RISKS OF LEVERAGING

MuniYield New Jersey Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

PORTFOLIO ABBREVIATIONS

To simplify the listings of MuniYield New Jersey Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of the securities according to the list below and at right.

ACES(SM) Adjustable Convertible Extendable Securities
AMT      Alternative Minimum Tax (subject to)
COP      Certificates of Participation
EDA      Economic Development Authority
GO       General Obligation Bonds
M/F      Multi-Family
PCR      Pollution Control Revenue Bonds
RITR     Residual Interest Trust Receipts
UT       Unlimited Tax
VRDN     Variable Rate Demand Notes

MuniYield New Jersey Fund, Inc.                                November 30, 1997

SCHEDULE OF INVESTMENTS                                           (in Thousands)

------------------------------------------------------------------------------------------------------------------------------------
S&P       Moody's     Face                                                                                                   Value
Ratings   Ratings    Amount                                            Issue                                               (Note 1a)
------------------------------------------------------------------------------------------------------------------------------------
New Jersey--96.6%
------------------------------------------------------------------------------------------------------------------------------------
AA        NR*       $ 1,490    Bernards Township, New Jersey, School District, Refunding, UT, 5.30% due 1/01/2019           $  1,496
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         2,000    Cape May County, New Jersey, Industrial Pollution Control Financing Authority Revenue
                               Bonds (Atlantic City Electric Company Project), AMT, Series A, 7.20% due 11/01/2029 (b)         2,277
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         2,500    Casino Reinvestment Development Authority, New Jersey, Parking Fee Revenue Bonds,
                               Series A, 5.25% due 10/01/2015 (f)                                                              2,508
------------------------------------------------------------------------------------------------------------------------------------
AA        Aa2         1,000    Gloucester County, New Jersey, Industrial Refunding Bonds (Mobil Oil Refining
                               Corp. Project), 5.625% due 12/01/2028                                                           1,016
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,000    Highland Park, New Jersey, School District, GO, UT, 6.55% due 2/15/2005 (b)(g)                  1,140
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         4,880    Hudson County, New Jersey, COP, Refunding (Correctional Facilities),
                               6.60% due 12/01/2021 (b)                                                                        5,297
------------------------------------------------------------------------------------------------------------------------------------
AA        A3          3,200    Jersey City, New Jersey, School, GO, UT, 6.65% due 2/15/2002 (g)                                3,536
------------------------------------------------------------------------------------------------------------------------------------
NR*       Aa2         3,500    Mercer County, New Jersey, Improvement Authority Revenue Bonds
                               (County Courthouse Project), 6.60% due 11/01/2000 (g)                                           3,798
------------------------------------------------------------------------------------------------------------------------------------
NR*       VMIG1+        200    Monmouth County, New Jersey, Improvement Authority Revenue Bonds
                               (Pooled Government Loan Program), ACES, 3.60% due 8/01/2016 (a)                                   200
------------------------------------------------------------------------------------------------------------------------------------
NR*       VMIG1+        500    New Jersey EDA, Dock Facility Revenue Refunding Bonds (Bayonne/IMTT Project),
                               VRDN, Series A, 3.65% due 12/01/2027 (a)                                                          500
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         5,000    New Jersey EDA, Natural Gas Facilities Revenue Refunding Bonds (NUI Corporation),
                               Series A, 6.35% due 10/01/2022 (e)                                                              5,519
------------------------------------------------------------------------------------------------------------------------------------
                               New Jersey EDA, Revenue Bonds:
NR*       Aa1           100      (400 International Drive Partners), VRDN, 3.60% due 9/01/2005 (a)                               100
AAA       Aaa         2,500      Refunding (RWJ Health Care Corporation), 6.50% due 7/01/2024 (f)                              2,743
NR*       Aaa         4,000      (Saint Barnabas Project), 5.55%** due 7/01/2017 (b)                                           1,446
NR*       Aaa         4,200      (Saint Barnabas Project), 5.60%** due 7/01/2018 (b)                                           1,428
------------------------------------------------------------------------------------------------------------------------------------
NR*       Aa1        10,750    New Jersey EDA, Solid Waste Disposal Facilities Revenue Bonds
                               (Garden State Paper Company), AMT, 7.125% due 4/01/2022                                        11,774
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         2,000    New Jersey EDA, Water Facilities Revenue Bonds (American Water Company
                               Inc. Project), AMT, 6% due 5/01/2036 (c)                                                        2,108
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         2,000    New Jersey Environmental Infrastructure Trust (Wastewater Treatment), 5% due 9/01/2017          1,963
------------------------------------------------------------------------------------------------------------------------------------
                               New Jersey Health Care Facilities Financing Authority Revenue Bonds:
A-        A3          6,060      Refunding (Atlantic City Medical Center), Series C, 6.80% due 7/01/2011                       6,654
AAA       Aaa         2,000      Refunding (Hackensack Medical Center), 6.625% due 7/01/2011 (c)                               2,170
BBB+      NR*         3,500      Refunding (Holy Name Hospital), 6% due 7/01/2025                                              3,602
BBB       Baa2        3,300      Refunding (Saint Elizabeth Hospital Obligation Group), 6% due 7/01/2020                       3,411
AAA       Aaa         1,570      Refunding (Shoreline Behavioral Health Center), 5.50% due 7/01/2017 (b)                       1,597
AAA       Aaa         3,875      (Saint Elizabeth Hospital), Series B, 8.25% due 7/01/2000 (g)                                 4,335
------------------------------------------------------------------------------------------------------------------------------------
A+        Aa          7,820    New Jersey Sports and Exposition Authority (State Contract), Series A, 6.50% due 3/01/2019      8,514
------------------------------------------------------------------------------------------------------------------------------------
                               New Jersey State Educational Facilities Authority Revenue Bonds:
BBB+      NR*         6,250      Higher Education (Drew University), Series E, 6.25% due 7/01/2017                             6,629
AAA       Aaa         5,435      Higher Education (Princeton University), Series C, 6.375% due 7/01/2022                       5,987
BBB+      Baa2        3,355      Higher Education (Saint Peter's College), Series B, 6.80% due 7/01/2008                       3,684
BBB+      Baa2        3,600      Higher Education (Saint Peter's College), Series B, 6.85% due 7/01/2012                       3,965
AA+       Aaa         2,325      (Institute for Advanced Study), Series G, 5% due 7/01/2028                                    2,258
A-        Baa1        6,030      (Stevens Institute of Technology), Series A, 6.80% due 7/01/2008                              6,639
------------------------------------------------------------------------------------------------------------------------------------

MuniYield New Jersey Fund, Inc.                                November 30, 1997

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

------------------------------------------------------------------------------------------------------------------------------------
S&P       Moody's     Face                                                                                                   Value
Ratings   Ratings    Amount                                            Issue                                               (Note 1a)
------------------------------------------------------------------------------------------------------------------------------------
New Jersey (concluded)
------------------------------------------------------------------------------------------------------------------------------------
                               New Jersey State, GO:
AA+       NR*       $ 3,000      6.75% due 9/15/2001 (g)                                                                    $  3,298
AA+       Aa1         2,105      AMT, 7.05% due 7/15/2015                                                                      2,434
------------------------------------------------------------------------------------------------------------------------------------
                               New Jersey State Housing and Mortgage Finance
                               Agency, Home Buyer Revenue Bonds, AMT (b):
AAA       Aaa         3,895      Series M, 7% due 10/01/2026                                                                   4,220
AAA       Aaa         3,335      Series U, 5.60% due 10/01/2012                                                                3,410
------------------------------------------------------------------------------------------------------------------------------------
AAA       NR*         2,520    New Jersey State Housing and Mortgage Finance Agency, M/F Housing Revenue
                               Refunding Bonds (Presidential Plaza), 7% due 5/01/2030 (d)                                      2,722
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         2,000    New Jersey State Transportation Corporation, COP (Raymond
                               Plaza East, Incorporated), 6.50% due 10/01/2016 (f)                                             2,228
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         6,500    New Jersey State Transportation Trust Fund Authority (Transportation System),
                               Series A, 4.75% due 12/15/2016 (b)                                                              6,164
------------------------------------------------------------------------------------------------------------------------------------
                               North Brunswick Township, New Jersey, GO, UT:
NR*       A1          1,190      6.50% due 5/15/2012                                                                           1,312
NR*       A1          1,400      6.50% due 5/15/2013                                                                           1,543
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         8,250    North Hudson, New Jersey, Sewer Authority Revenue Bonds, 5.125% due 8/01/2022 (c)               8,130
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         2,010    North Jersey District Water Supply Commission, New Jersey, Refunding
                               (Wanaque North Project), Series B, 6.50% due 11/15/2011 (b)                                     2,192
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         6,230    Passaic Valley, New Jersey, Water Commission, Water Supply Revenue Bonds,
                               Series A, 6.40% due 12/15/2002 (c)(g)                                                           6,921
------------------------------------------------------------------------------------------------------------------------------------
                               Port Authority of New York and New Jersey, Consolidated Revenue Bonds:
AA-       A1          2,465      67th Series, 6.90% due 7/01/2011                                                              2,620
AA-       A1          1,000      69th Series, 7.125% due 6/01/2025                                                             1,078
AA-       A1          9,500      72nd Series, 7.35% due 10/01/2002 (g)                                                        10,844
AA-       A1          1,000      93rd Series, 6.125% due 6/01/2094                                                             1,118
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         4,325    Port Authority of New York and New Jersey, RITR, AMT, 108th Series,
                               7.185% due 1/15/2017 (f)(h)                                                                     4,768
------------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         2,500    Port Authority of New York and New Jersey, Special Obligation Revenue Bonds (JFK
                               International Air Terminal Project), AMT, Series 6, 4th Installment, 5.75% due 12/01/2025 (b)   2,579
------------------------------------------------------------------------------------------------------------------------------------
                               Port Authority of New York and New Jersey, Special Obligation Revenue Bonds (Versatile
                               Structure Obligation), VRDN (a):
A1+       VMIG1+        600      Series 2, 3.85% due 5/01/2019                                                                   600
A1+       VMIG1+      2,500      Series 3, 3.85% due 6/01/2020                                                                 2,500
A1+       VMIG1+      3,100      Series 5, 3.85% due 8/01/2024                                                                 3,100
------------------------------------------------------------------------------------------------------------------------------------
AA        A1          2,275    Rutgers State University, New Jersey, Refunding (State University of New Jersey),
                               Series A, 6.50% due 5/01/2018                                                                   2,470
------------------------------------------------------------------------------------------------------------------------------------
AA+       Aaa           760    Union County, New Jersey, Improvement Authority, Revenue Refunding Bonds
                               (County Guaranteed Lease), 5.30% due 11/15/2006                                                   803
------------------------------------------------------------------------------------------------------------------------------------
A1+       P1          2,200    Union County, New Jersey, Industrial Pollution Control Financing Authority, PCR,
                               Refunding (Exxon Project), VRDN, 3.60% due 10/01/2024 (a)                                       2,200
------------------------------------------------------------------------------------------------------------------------------------
AA-       A3          3,100    University of Medicine and Dentistry, New Jersey, Revenue Bonds, Series E,
                               6.50% due 12/01/2001 (g)                                                                        3,406
------------------------------------------------------------------------------------------------------------------------------------

MuniYield New Jersey Fund, Inc.                                November 30, 1997

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

------------------------------------------------------------------------------------------------------------------------------------
S&P       Moody's     Face                                                                                                   Value
Ratings   Ratings    Amount                                            Issue                                               (Note 1a)
------------------------------------------------------------------------------------------------------------------------------------
Puerto Rico--2.8%
------------------------------------------------------------------------------------------------------------------------------------
BBB+      Aaa       $ 5,000    Puerto Rico Electric Power Authority, Power Revenue Bonds,
                               Series P, 7% due 7/01/2001 (g)                                                               $  5,562
------------------------------------------------------------------------------------------------------------------------------------
Total Investments (Cost--$182,403)--99.4%                                                                                    196,516
Other Assets Less Liabilities--0.6%                                                                                            1,117
                                                                                                                            --------
Net Assets--100.0%                                                                                                          $197,633
                                                                                                                            ========
------------------------------------------------------------------------------------------------------------------------------------

(a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at November 30, 1997.
(b)   MBIA Insured.
(c)   FGIC Insured.
(d)   FHA Insured.
(e)   AMBAC Insured.
(f)   FSA Insured.
(g)   Prerefunded.
(h) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at November 30, 1997.
*     Not Rated.
** Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
+     Highest short-term rating by Moody's Investors Service, Inc.
Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

MuniYield New Jersey Fund, Inc.                                November 30, 1997

FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of November 30, 1997

Assets:       Investments, at value (identified cost--$182,403,295) (Note 1a) .............                    $196,515,920
              Cash  .......................................................................                          56,618
              Interest receivable..........................................................                       3,444,643
              Prepaid expenses and other assets............................................                           6,393
                                                                                                               ------------
              Total assets ................................................................                     200,023,574
                                                                                                               ------------
---------------------------------------------------------------------------------------------------------------------------
Liabilities:  Payables:
                    Securities purchased................................................... $  2,234,426
                    Investment adviser (Note 2)............................................       75,606          2,310,032
                                                                                            ------------
              Accrued expenses and other liabilities.......................................                          80,544
                                                                                                               ------------
              Total liabilities ...........................................................                       2,390,576
                                                                                                               ------------
---------------------------------------------------------------------------------------------------------------------------
Net Assets:   Net assets...................................................................                    $197,632,998
                                                                                                               ============
---------------------------------------------------------------------------------------------------------------------------
Capital:      Capital Stock (200,000,000 shares authorized) (Note 4):
                    Preferred Stock, par value $.05 per share (2,400 shares of AMPS*
                    issued and outstanding at $25,000 per share liquidation preference)....                    $ 60,000,000
                    Common Stock, par value $.10 per share (8,874,038 shares issued
                    and outstanding)....................................................... $    887,404
              Paid-in capital in excess of par.............................................  123,880,149
              Undistributed investment income--net ........................................      977,893
              Accumulated realized capital losses on investments--net (Note 5).............   (2,225,073)
              Unrealized appreciation on investments--net..................................   14,112,625
                                                                                            ------------
              Total--Equivalent to $15.51 net asset value per share of Common Stock
              (market price--$15.5625)......................................................                    137,632,998
                                                                                                               ------------
              Total capital................................................................                    $197,632,998
                                                                                                               ============
---------------------------------------------------------------------------------------------------------------------------

            * Auction Market Preferred Stock.

              See Notes to Financial Statements.

MuniYield New Jersey Fund, Inc                                 November 30, 1997

Statement of Operations

                                                                                                                  For the Year Ended
                                                                                                                   November 30, 1997
------------------------------------------------------------------------------------------------------------------------------------
Investment          Interest and amortization of premium and discount earned....................                        $ 11,407,301
Income
(Note 1d):
------------------------------------------------------------------------------------------------------------------------------------
Expenses:           Investment advisory fees (Note 2)...........................................   $ 974,004
                    Commission fees (Note 4)....................................................     152,232
                    Professional fees...........................................................      77,935
                    Accounting services (Note 2)................................................      59,948
                    Transfer agent fees.........................................................      40,994
                    Directors' fees and expenses................................................      23,020
                    Listing fees................................................................      16,170
                    Custodian fees..............................................................      14,325
                    Printing and shareholder reports............................................      11,512
                    Pricing fees................................................................       6,819
                    Amortization of organization expenses (Note 1e).............................       2,674
                    Other.......................................................................      15,606
                                                                                                   ---------
                    Total expenses .............................................................                           1,395,239
                                                                                                                        ------------
                    Investment income--net.......................................................                         10,012,062
                                                                                                                        ------------
------------------------------------------------------------------------------------------------------------------------------------
Realized &          Realized gain on investments--net ...........................................                            281,161
Unrealized          Change in unrealized appreciation on investments--net .......................                            197,125
Gain on                                                                                                                 ------------
Investments--Net    Net Increase in Net Assets Resulting from Operations .......................                        $ 10,490,348
(Notes 1b, 1d & 3):                                                                                                     ============
------------------------------------------------------------------------------------------------------------------------------------

                    See Notes to Financial Statements.

MuniYield New Jersey Fund, Inc.                                November 30, 1997

Statements of Changes in Net Assets

                                                                                         For the Year Ended November 30,
                                                                                         -------------------------------
Increase (Decrease) in Net Assets:                                                             1997            1996
------------------------------------------------------------------------------------------------------------------------
Operations:      Investment income--net ................................................  $  10,012,062   $  10,092,795
                 Realized gain (loss) on investments--net ..............................        281,161        (330,513)
                 Change in unrealized appreciation on investments--net .................        197,125        (568,391)
                                                                                          -------------   -------------
                 Net increase in net assets resulting from operations ..................     10,490,348       9,193,891
                                                                                          -------------   -------------
------------------------------------------------------------------------------------------------------------------------
Dividends to     Investment income--net:
Shareholders       Common Stock ........................................................     (8,018,125)     (8,056,059)
(Note 1f):         Preferred Stock .....................................................     (2,010,600)     (2,009,280)
                                                                                          -------------   -------------
                 Net decrease in net assets resulting from dividends to shareholderr ...    (10,028,725)    (10,065,339)
                                                                                          -------------   -------------
------------------------------------------------------------------------------------------------------------------------
Capital Stock    Value of shares issued to Common Stock shareholders in
Transactions     reinvestment of dividends .............................................        688,295              --
(Note 4):                                                                                 -------------   -------------
------------------------------------------------------------------------------------------------------------------------
Net Assets:      Total increase (decrease) in net assets ...............................      1,149,918        (871,448)
                 Beginning of year .....................................................    196,483,080     197,354,528
                                                                                          -------------   -------------
                 End of year* ..........................................................  $ 197,632,998   $ 196,483,080
                                                                                          =============   =============
------------------------------------------------------------------------------------------------------------------------
               * Undistributed investment income--net ..................................  $     977,893   $     994,556
                                                                                          =============   =============
------------------------------------------------------------------------------------------------------------------------

                 See Notes to Financial Statements.

MuniYield New Jersey Fund, Inc                                 November 30, 1997

FINANCIAL INFORMATION (concluded)

Financial Highlights

The following per share data and ratios have been derived
from information provided in the financial statements.                              For the Year Ended November 30,
                                                                       --------------------------------------------------------
Increase (Decrease) in Net Asset Value:                                  1997        1996        1995        1994        1993
-------------------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of year .............  $  15.46    $  15.56    $  13.22    $  15.88    $  14.40
Operating                                                              ========    ========    ========    ========    ========
Performance:         Investment income--net .........................      1.14        1.14        1.17        1.15        1.17
                     Realized and unrealized gain (loss) on
                     investments--net ...............................       .05        (.10)       2.33       (2.67)       1.49
                                                                       --------    --------    --------    --------    --------
                     Total from investment operations ...............      1.19        1.04        3.50       (1.52)       2.66
                                                                       --------    --------    --------    --------    --------
                     Less dividends and distributions to Common Stock
                     shareholders:
                       Investment income--net .......................      (.91)       (.91)       (.90)       (.93)       (.96)
                       Realized gain on investments--net ............        --          --          --        (.01)       (.01)
                                                                       --------    --------    --------    --------    --------
                     Total dividends and distributions to Common
                     Stock shareholders .............................      (.91)       (.91)       (.90)       (.94)       (.97)
                                                                       --------    --------    --------    --------    --------
                     Effect of Preferred Stock activity:
                       Dividends to Preferred Stock shareholders:
                          Investment income--net ....................      (.23)       (.23)       (.26)       (.20)       (.21)
                                                                       --------    --------    --------    --------    --------
                     Net asset value, end of year ...................  $  15.51    $  15.46    $  15.56    $  13.22    $  15.88
                                                                       ========    ========    ========    ========    ========
                     Market price per share, end of year ............  $15.5625    $  14.50    $  13.75    $ 12.125    $ 15.625
                                                                       ========    ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------------------
Total Investment     Based on market price per share ................     13.96%      12.34%      21.26%     (16.87%)     11.78%
Return:*                                                               ========    ========    ========    ========    ========
                     Based on net asset value per share .............      6.52%       5.84%      25.85%     (10.82%)     17.35%
                                                                       ========    ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------------------
Ratios to Average    Expenses .......................................       .72%        .72%        .73%        .74%        .69%
Net Assets:**                                                          ========    ========    ========    ========    ========
                     Investment income--net .........................      5.14%       5.18%       5.40%       5.30%       5.26%
                                                                       ========    ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, net of Preferred Stock, end of year
Data:                (in thousands) .................................  $137,633    $136,483    $137,355    $116,746    $140,214
                                                                       ========    ========    ========    ========    ========
                     Preferred Stock outstanding, end of year
                     (in thousands) .................................  $ 60,000    $ 60,000    $ 60,000    $ 60,000    $ 60,000
                                                                       ========    ========    ========    ========    ========
                     Portfolio turnover .............................     30.50%      49.76%      32.79%      15.06%       5.14%
                                                                       ========    ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------------------
Leverage:            Asset coverage per $1,000 ......................  $  3,294    $  3,275    $  3,289    $  2,946    $  3,337
                                                                       ========    ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------------------
Dividends Per Share  Investment income--net .........................  $    838    $    837    $    938    $    741    $    774
On Preferred Stock                                                     ========    ========    ========    ========    ========
Outstanding:+
-------------------------------------------------------------------------------------------------------------------------------

                  * Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                  ** Do not reflect the effect of dividends to Preferred
                     Stock shareholders.
                  + Dividends have been adjusted to reflect a two-for-one stock split that occurred on December 1, 1994.

                     See Notes to Financial Statements.

MuniYield New Jersey Fund, Inc.                                November 30, 1997

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniYield New Jersey Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MYJ. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

MuniYield New Jersey Fund, Inc.                                November 30, 1997

NOTES TO FINANCIAL STATEMENTS (concluded)

(e) Deferred organization expenses--Deferred organization expenses are amortized on a straight-line basis over a five-year period.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended November 30, 1997 were $57,896,921 and $65,540,958, respectively.

Net realized and unrealized gains (losses) as of November 30, 1997 were as follows:

---------------------------------------------------------------------
                                             Realized     Unrealized
                                          Gains (Losses)     Gains
---------------------------------------------------------------------
Long-term investments.........             $ 1,453,580    $14,112,625
Short-term investments........                  36,431             --
Financial futures contracts...              (1,208,850)            --
                                           -----------    -----------
Total.........................             $   281,161    $14,112,625
                                           ===========    ===========
---------------------------------------------------------------------

As of November 30, 1997, net unrealized appreciation for Federal income tax purposes aggregated $14,112,625, of which $14,112,669 related to appreciated securities and $44 related to depreciated securities. The aggregate cost of investments at November 30, 1997 for Federal income tax purposes was $182,403,295.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock

Shares issued and outstanding during the year ended November 30, 1997 increased by 44,387 as a result of dividend reinvestment and during the year ended November 30, 1996 remained constant.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at November 30, 1997 was 3.65%.

As of November 30, 1997, there were 2,400 AMPS shares authorized, issued and outstanding with a liquidation preference of $25,000 per share.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the year ended November 30, 1997, Merrill Lynch, Pierce, Fenner & Smith Inc., an affiliate of FAM, earned $127,983 as commissions.

5. Capital Loss Carryforward:

At November 30, 1997, the Fund had a net capital loss carryforward of approximately $122,000, all of which expires in 2002. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

On December 9, 1997, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.073017 per share, payable on December 30, 1997 to shareholders of record as of December 19, 1997.

MuniYield New Jersey Fund, Inc.                                November 30, 1997

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders of MuniYield New Jersey Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniYield New Jersey Fund, Inc. as of November 30, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with gener-ally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at November 30, 1997 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniYield New Jersey Fund, Inc., as of November 30, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
January 7, 1998

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid monthly by MuniYield New Jersey Fund, Inc. during its taxable year ended November 30, 1997 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, there were no capital gains distributed by the Fund during the year.

Please retain this information for your records.

MuniYield New Jersey Fund, Inc.                                November 30, 1997

OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Robert R. Martin, Director
Joseph L. May, Director
Andre F. Perold, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Theodore R. Jaeckel Jr., Vice President
Gerald M. Richard, Treasurer
Philip M. Mandel, Secretary

Custodian

The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Stock:

The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:

IBJ Schroder Bank & Trust Company
One State Street
New York, NY 10004

NYSE Symbol

MYJ

This report, including the financial information herein, is transmitted to the shareholders of MuniYield New Jersey Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniYield
New Jersey
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                          #16381-11/97

[LOGO] Printed on post-consumer recycled paper